                                                               Exhibit 99.13

                             UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF CALIFORNIA




IN RE:  FOCUS SURGERY, INC., DEBTOR.     |          Case No.  96-41107-N
                                         |                  ----------------
Employer's Tax Identification            |          CHAPTER 11
No.:      77-0332937                     |          MONTHLY OPERATING REPORT
                                         |          (GENERAL BUSINESS CASE)
-----------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED           Feb-97
           -----------------------
1. Debtor in possession (or trustee) hereby submits this Monthly
   Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                              END OF         END OF            AS OF
                                                                              CURRENT        PRIOR           PETITION
2. ASSET/LIABILITY SUMMARY                                                     MONTH         MONTH            FILING
                                                                         ---------------  -------------  --------------
     Current Assets (Market Value)                                           $771,408       $871,779       $  502,204
                                                                         ---------------  -------------  --------------
     Total Assets (Market Value)                                             $771,408       $871,779       $2,152,204
                                                                         ---------------  -------------  --------------
     Current Liabilities                                                     $ 73,044       $155,060
                                                                         ---------------  -------------  --------------
     Total Liabilities                                                       $775,357       $857,372       $  831,829
                                                                         ---------------  -------------  --------------
                                                                                                             PETITION
                                                                             CURRENT         PRIOR            DATE TO
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       MONTH          MONTH           MONTH END
                                                                         ---------------  -------------  --------------
     a.  Total Receipts                                                      $    387       $  5,006       $1,465,517
                                                                         ---------------  -------------  --------------
     b.  Total Disbursements                                                 $ 98,998       $ 35,250       $  967,338
                                                                         ---------------  -------------  --------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($98,611)      ($30,244)      $  498,180
                                                                         ---------------  -------------  --------------
     d.  Cash Balance Beginning of Month                                     $616,365       $646,609
                                                                         ---------------  -------------
     e.  Cash Balance End of Month (c + d)                                   $517,754       $616,365
                                                                         ---------------  -------------
                                                                         ---------------  -------------

4. POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                      LIABILITIES
                                                                         ---------------                 --------------
     Balance at End of Previous Month                                                                      $  155,060
                                                                         ---------------                 --------------
     Balance at End of Current Month                                                                       $   73,044
                                                                         ---------------                 --------------
5. PAST DUE POST-PETITION LIABILITIES

     Balance at End of Previous Month (over 30 days)                                                       $   29,073
                                                                                                         --------------
     Balance at End of Current Month (over 30 days)                                                        $   27,668
                                                                                                         --------------
                                                                                               YES             NO
                                                                                         ---------------  -------------
6. Are all federal, state, and local taxes current? (if no, attach
   schedule of unpaid items)                                                                    X
                                                                                         ---------------  -------------
7. Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and
   name of payee)                                                                                               X
                                                                                         ---------------  -------------
8. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount
   and reason for payment, and name of payee)                                                                   X
                                                                                         ---------------  -------------
9. Have any payments been made to professionals?  (if yes, attach listing including date of payment, amount of payment and name of
   payee)                                                                                                       X
                                                                                         ---------------  -------------
10.If you answered yes to line 7,8, or 9, were all such payments
   approved by the court?                                                                      N/A
                                                                                         ---------------  -------------
11.Is the estate insured for replacement cost of assets and for general liability?              X
                                                                                         ---------------  -------------
12.Are U.S. Trustee quarterly fees current?                                                     X
                                                                                         ---------------  -------------
I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE
SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE
INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.



   Date:        April 10, 1997                         /S/ Rick Redett
       -------------------------------          -----------------------------
                                                    Responsible Individual

                                   BALANCE SHEET
                               (GENERAL BUSINESS CASE)

                            FOR THE MONTH ENDED    Feb-97
                                               ------------
                                      ($     )


    ASSETS


                                                                       FROM SCHEDULES              MARKET VALUE
                                                                      ----------------            --------------
      CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                        $517,754
                                                                                               --------------------
 2       Cash and cash equivalents - restricted
                                                                                               --------------------
 3       Accounts receivable (net)                                           A                           $248,000
                                                                                               --------------------
 4       Inventory                                                           B                                 $0
                                                                                               --------------------
 5       Prepaid expenses                                                                                  $2,490
                                                                                               --------------------
 6       Other:  Interest receivable                                                                         $569
               ------------------------------------------------------                          --------------------
 7                      Payroll taxes                                                                      $2,596
        -------------------------------------------------------------                          --------------------
 8         TOTAL CURRENT ASSETS                                                                          $771,408
                                                                                               --------------------

      PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                                       C                                 $0
                                                                                               --------------------
10       Machinery and equipment                                             D                                 $0
                                                                                               --------------------
11       Furniture and fixtures                                              D                                 $0
                                                                                               --------------------
12       Office equipment                                                    D                                 $0
                                                                                               --------------------
13       Leasehold improvements                                              D                                 $0
                                                                                               --------------------
14       Vehicles                                                            D                                 $0
                                                                                               --------------------
15       Other:                                                              D
        -------------------------------------------------------------                          --------------------
16                                                                           D
        -------------------------------------------------------------                          --------------------
17                                                                           D
        -------------------------------------------------------------                          --------------------
18                                                                           D
        -------------------------------------------------------------                          --------------------
19                                                                           D
        -------------------------------------------------------------                          --------------------

20         TOTAL PROPERTY AND EQUIPMENT                                                                        $0
                                                                                               --------------------
      OTHER ASSETS
21       Patents, copyrights, and other intellectual property                                                  $0
        -------------------------------------------------------------                          --------------------
22       All technology sold to Takai Hospital in July 1996.
        -------------------------------------------------------------                          --------------------
23
        -------------------------------------------------------------                          --------------------
24
        -------------------------------------------------------------                          --------------------
25         TOTAL OTHER ASSETS                                                                                  $0
                                                                                               --------------------
26         TOTAL ASSETS                                                                                  $771,408
                                                                                               --------------------
                                                                                               --------------------


    NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
         -------------------------------------------------------------------
         -------------------------------------------------------------------
         -------------------------------------------------------------------
         -------------------------------------------------------------------
         -------------------------------------------------------------------

                                             LIABILITIES AND EQUITY
                                            (GENERAL BUSINESS CASE)

                                                   ($     )



    LIABILITIES                                                         FROM SCHEDULES
      POST-PETITION                                                    ----------------
         CURRENT LIABILITIES
27         Salaries and wages
                                                                                              ------------------------
28         Payroll taxes
                                                                                              ------------------------
29         Real and personal property taxes
                                                                                              ------------------------
30         Income taxes
                                                                                              ------------------------
31         Notes payable (short term)
                                                                                              ------------------------
32         Accounts payable (trade)                                            A                     $27,668
                                                                                              ------------------------
33         Real property lease arrearage
                                                                                              ------------------------
34         Personal property lease arrearage
                                                                                              ------------------------
35         Accrued professional fees                                                                 $45,376
                                                                                              ------------------------
36         Current portion of long-term debt (due within 12 months)
                                                                                              ------------------------
37         Other:      Other accruals
                --------------------------------------------------------------                ------------------------
38
                --------------------------------------------------------------                ------------------------
39
                --------------------------------------------------------------                ------------------------
40         TOTAL CURRENT LIABILITIES                                                                 $73,044
                                                                                              ------------------------
41       LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                              ------------------------
42         TOTAL POST-PETITION LIABILITIES                                                           $73,044
                                                                                              ------------------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
                                                                                              ------------------------
43         Secured claims                                                      E                    $115,778
                                                                                              ------------------------
44         Priority unsecured claims                                           E                          $0
                                                                                              ------------------------
45         General unsecured claims                                            E                    $586,534
                                                                                              ------------------------
46         TOTAL PRE-PETITION LIABILITIES                                                           $702,313
                                                                                              ------------------------
47         TOTAL LIABILITIES                                                                        $775,357
                                                                                              ------------------------
    EQUITY (DEFICIT)



48
                --------------------------------------------------------------                ------------------------
49
                --------------------------------------------------------------                ------------------------
50
                --------------------------------------------------------------                ------------------------
51
                --------------------------------------------------------------                ------------------------
52       Market value adjustment
                                                                                              ------------------------
53         TOTAL EQUITY (DEFICIT)                                                                    ($3,949)
                                                                                              ------------------------



54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $771,408
                                                                                              ------------------------
                                                                                              ------------------------


                                                SCHEDULES
                                        (GENERAL BUSINESS CASE)
                                                ($     )

                                               SCHEDULE A
                                     ACCOUNTS RECEIVABLE(NET)/PAYABLE




                                                            ACCOUNTS         ACCOUNTS PAYABLE        PAST DUE
    Receivables and Payables Ageings                       RECEIVABLE         [POST PETITION]    POST PETITION DEBT
                                                         -------------      ------------------  --------------------
      0 -30 Days                                                    $0                        _
                                                         -------------      ------------------ |
      31-60 Days                                                    $0                         |
                                                         -------------      ------------------ |
      61-90 Days                                                    $0                   $411  |          $27,668
                                                         -------------      ------------------ |--------------------
      91+ Days                                                $248,000                $27,257 -
                                                         -------------      ------------------
      Total accounts receivable/payable                       $248,000                $27,668
                                                         -------------      ------------------
      Allowance for doubtful accounts                                       ------------------
                                                         -------------
      Accounts receivable (net)                               $248,000
                                                         -------------
                                                         -------------

                                               SCHEDULE B
                                       INVENTORY/COST OF GOODS SOLD


    TYPES AND AMOUNT OF INVENTORY(IES)            COST OF GOODS SOLD
    ----------------------------------            ------------------

                                 INVENTORY(IES)   Inventory Beginning of Month
                                   BALANCE AT                                  -------------------------
                                  END OF MONTH
                                 --------------   ADD -
    Retail/Restaurants -                               Net purchases
      Product for resale                                                       -------------------------
                        ----------------------------   Direct labor
                                                                               -------------------------
                                                       Manufacturing overhead
    Distribution -                                                             -------------------------
      Product for resale                               Freight in
                        ----------------------------   Other:                  -------------------------
                                                       --------------------
                                                       --------------------
    Manufacturer -
      Raw materials                          $0
                        ----------------------------
      Work-in-progress                       $0      Less -
                        ----------------------------
      Finished goods                         $0        Inventory End of Month
                        ----------------------------                        ----------------------------
                                                       Shrinkage
                                                                            ----------------------------
    Other -                                            Personal Use
             -----------------------------------                            ----------------------------
      Explain
             -----------------------------------   Cost of Goods Sold                                $0
             -----------------------------------                            ----------------------------
         TOTAL                               $0                             ----------------------------
                        ----------------------------
                        ----------------------------
    METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
    ---------------------------                                          ---------------------------
    Do you have a functioning perpetual inventory system?                 Indicate by a checkmark method of inventory
                                                                           valuation used.
                Yes  X     No
                   -----     -----
    How often do you take a complete physical inventory?                  Valuation methods -
                                                                          FIFO cost               X
                                                                                            ----------------
                   Weekly                                                 LIFO cost
                                 --------                                                   ----------------
                   Monthly                                                Lower of cost or
                                 --------                                                   ----------------
                   Quarterly                                                    market             X
                                 --------                                                   ----------------
                   Semi-annually                                          Retail method
                                 --------                                                   ----------------
                   Annually        X
                                 --------                                                   ----------------
                                                                          Other -

    Date of last physical inventory was   12/31/94             Explain
                                       ------------------      -------------------------------------
    Date of next physical inventory is  not scheduled
                                       ------------------      -------------------------------------


                                              SCHEDULE C
                                            REAL PROPERTY

DESCRIPTION                                                                     COST            MARKET VALUE
------------                                                                     ----            ------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------
                                             SCHEDULE D
                                      OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                          COST            MARKET VALUE
------------                                                                         ----            ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing
-----------------------------------------------------
      - All equipment sold to Takai Hospital in July 1996.                                 $0                  $0
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------

FURNITURE & FIXTURES -
                                                                                                               $0
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------

OFFICE EQUIPMENT -
See listing attached to original petition filing -
-----------------------------------------------------                          ----------------     ----------------
      All equipment sold to Takai Hospital in July 1996.
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------

LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease facilities                                                   $0
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------

VEHICLES -
None
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
-----------------------------------------------------                          ----------------     ----------------
         TOTAL                                                                             $0                  $0
                                                                               ----------------     ----------------
                                                                               ----------------     ----------------

                                                 SCHEDULE E
                                          PRE-PETITION LIABILITIES
                                                                                  CLAIMED             ALLOWED
    LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   AMOUNT            AMOUNT  (b)
   ----------------------------------------------                              ----------------     ----------------
      Secured claims  (a)                                                            $115,778
                                                                               ----------------     ----------------
      Priority claims other than taxes                                                     $0
                                                                               ----------------     ----------------
      Priority tax claims                                                                  $0
                                                                               ----------------     ----------------
      General unsecured claims                                                       $586,534
                                                                               ----------------     ----------------




      (a)  List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                       SCHEDULE F
                               RENTAL INCOME INFORMATION
                        NOT APPLICABLE TO GENERAL BUSINESS CASES.

                                          STATEMENT OF OPERATIONS
                                          (GENERAL BUSINESS CASE)
                                         FOR THE MONTH ENDED    Feb-97
                                                            ---------------
                                                 $
                                                  ----------------

             CURRENT MONTH
--------------------------------------                                                              CUMULATIVE        NEXT MONTH
    ACTUAL      FORECAST      VARIANCE                                                            (CASE TO DATE)       FORECAST
    ------      --------      --------                                                            --------------       --------

                                               REVENUES
       $0                         $0    1        Gross Sales
----------- ------------- ------------                                                           ----------------   ---------------
       $0                         $0    2        less: Sales Returns & Allowances
----------- ------------- ------------                                                           ----------------   ---------------
       $0           $0            $0    3        Net Sales                                                                    $0
----------- ------------- ------------                                                           ----------------   ---------------
       $0                         $0    4        less: Cost of Goods Sold  (Schedule "B")
----------- ------------- ------------                                                           ----------------   ---------------
       $0           $0            $0    5        Gross Profit                                                                 $0
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0    6        Interest
----------- ------------- ------------                                                           ----------------   ---------------
                                        7        Other Income:
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0    8        Other income                                           $565
----------- ------------- ------------           ------------------------------------------      ----------------   ---------------
                                  $0    9
----------- ------------- ------------           ------------------------------------------      ----------------   ---------------

----------- ------------- ------------                                                           ----------------   ---------------
       $0           $0            $0   10           TOTAL REVENUES                                       $565                 $0
----------- ------------- ------------                                                           ----------------   ---------------
                                              EXPENSES

                                  $0   11        Compensation to Owner(s)/Officer(s)
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   12        Salaries/Commissions
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   13        Management Fees
----------- ------------- ------------                                                           ----------------   ---------------
                    $0            $0   14        Depreciation                                       $368,860                 $0
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   15        Taxes:
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   16           Employer Payroll Taxes
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   17           Real Property Taxes
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   18           Other Taxes
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   19        Other Selling
----------- ------------- ------------                                                           ----------------   ---------------
     $495       $1,000          $505   20        Other Administrative                                $22,883
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   21        Interest
----------- ------------- ------------                                                           ----------------   ---------------
                                       22        Other Expenses:
            -------------                                                                        ----------------   ---------------
                                  $0   23        Writedown of receivables and other                  $23,406
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   24     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   25     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   26     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   27     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   28     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   29     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   30     ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
                                              ------------------------------------------
----------- ------------- ------------                                                           ----------------   ---------------
     $495       $1,000          $505   31           TOTAL EXPENSES                                   $415,149                 $0
----------- ------------- ------------                                                           ----------------   ---------------


    ($495)     ($1,000)         $505   32    SUBTOTAL                                               ($414,584)                $0
----------- ------------- ------------                                                           ----------------   ---------------


                                             REORGANIZATION ITEMS

  $18,701      $10,000       ($8,701)  33        Professional Fees                                  $216,616            $10,000
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   34        Provisions for Rejected Executory Contracts
----------- ------------- ------------                                                           ----------------   ---------------
                                                Interest Earned on Accumulated Cash

    ($955)     ($1,000)         ($45)  35           Resulting from Chp 11 Case                       (10,611)          ($1,300)
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   36        Loss from Sale of Equipment, Inventory
                                                  and Patents                                       $450,000
----------- ------------- ------------                                                           ----------------   ---------------
     $114                      ($114)  37        Miscellaneous                                       $14,452
----------- ------------- ------------          -----------------------------------------        ----------------   ---------------
                                  $0   38        Settlements                                        $642,500             $1,000
----------- ------------- ------------          -----------------------------------------        ----------------   ---------------


  $17,860       $9,000       ($8,860)  39           TOTAL REORGANIZATION ITEMS                    $1,312,957             $9,700
----------- ------------- ------------                                                           ----------------   ---------------


 ($18,355)    ($10,000)      ($8,355)  40     NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($1,727,541)           ($9,700)
----------- ------------- ------------                                                           ----------------   ---------------
                                  $0   41        FEDERAL & STATE INCOME TAXES
----------- ------------- ------------                                                           ----------------   ---------------


 ($18,355)    ($10,000)      ($8,355)  42     NET PROFIT (LOSS)                                 ($1,727,541)           ($9,700)
----------- ------------- ------------                                                           ----------------   ---------------
----------- ------------- ------------                                                           ----------------   ---------------





EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Professional fees exceeded estimates due to unanticipated patent requirements and the filing of a report on Form 8-K with the Securities and Exchange Commission.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                            SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                   (GENERAL BUSINESS CASE)

                                FOR THE MONTH ENDED         Feb-97
                                                   -------------------





CASH BALANCE BEGINNING OF MONTH                                   $616,365
                                                                -----------
                                                                -----------
CASH RECEIPTS  (1)                                                    $387
                                                                -----------
CASH DISBURSEMENTS  (1)                                            $98,998
                                                                -----------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                ($98,611)
                                                                -----------
CASH BALANCE END OF MONTH                                         $517,754
                                                                -----------
                                                                -----------
                                                                      -





RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                          ACCOUNT 1             ACCOUNT 2         ACCOUNT 3
                                                 -------------------------- ----------------- ------------------
BANK                                                 Silicon Valley Bank      Merrill Lynch      Trust acct -
                                                 -------------------------- ----------------- ------------------
ACCOUNT TYPE                                               Checking             Checking       Murray & Murray
                                                 -------------------------- ----------------- ------------------
ACCOUNT NO.                                              3300023699             233-07K66
                                                 -------------------------- ----------------- ------------------
ACCOUNT PURPOSE                                     General operating acct.    Investment
                                                 -------------------------- ----------------- ------------------
BALANCE, END OF MONTH                                              $4,881                $71          $347,227
                                                 -------------------------- ----------------- ------------------

                                                          ACCOUNT 4             ACCOUNT 5         ACCOUNT 6
                                                 -------------------------- ----------------- ------------------
BANK                                                 Silicon Valley Bank
                                                 -------------------------- ----------------- ------------------
ACCOUNT TYPE                                               Checking
                                                 -------------------------- ----------------- ------------------
ACCOUNT NO.                                              3300023699
                                                 -------------------------- ----------------- ------------------
ACCOUNT PURPOSE                                          Money market
                                                 -------------------------- ----------------- ------------------
BALANCE, END OF MONTH                                            $165,575
                                                 -------------------------- ----------------- ------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                             $517,754
                                                 --------------------------
                                                 --------------------------



(1)  Excluding bank transfers between your accounts.